UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2012

Q THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52062	20-3708500
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

615 Arapeen Drive, Suite 102 Salt Lake City, UT		84108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 582-5400

Q HOLDINGS, INC.

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 20, 2012, Q Therapeutics, Inc. (the “Company”) distributed a Letter to its Shareholders from its Chief Executive Officer, Deborah Eppstein, PhD. The Letter to Shareholders furnished as Exhibit 99.1 hereto, is incorporated herein by reference.

The Letter to Shareholders attached as Exhibit 99.1 to this Report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

The information included in this Item 8.01 and in Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Company undertakes no duty or obligation to update or revise information included in this Report or the Exhibit.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Number	Exhibit

99.1	CEO’s Letter to Shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 20, 2012	Q THERAPEUTICS, INC.

	By:	/s/ STEVEN J. BORST
Steven J. Borst,
Vice President and Chief Financial Officer

EXHIBIT INDEX

Q THERAPAEUTICS, INC.

Number	Exhibit

99.1	CEO’s Letter to Shareholders.